Exhibit 99.1

UDR Announces Cash Tender Offer for Any and All of
Its Outstanding 3.750% Medium-Term Notes Due 2024

DENVER, CO.,  July 14, 2020 — UDR, Inc. (the “Company”) (NYSE: UDR) announced today that it has commenced a cash tender offer for any and all of its outstanding 3.750% medium-term notes due 2024 (CUSIP No. 90265E AJ9) (the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated the date hereof (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”). The Notes are fully and unconditionally guaranteed by United Dominion Realty, L.P. As of July 14, 2020, there was $300,000,000 aggregate principal amount of the Notes outstanding. The tender offer is referred to herein as the “Offer.” The Offer to Purchase and the Notice of Guaranteed Delivery are referred to herein collectively as the “Offer Documents.”

Certain information regarding the Notes and the pricing for the Offer is set forth in the table below.

Title of Security	CUSIP Number	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
3.750% Medium-Term Notes due 2024	90265E AJ9 / US90265E AJ91	$300,000,000	0.250% due June 30, 2025	FIT1	65 bps

Timetable for the Offer

Commencement of the Offer	July 14, 2020
Price Determination Date	2:00 P.M., New York City time, on July 20, 2020, unless extended
Withdrawal Deadline	5:00 P.M., New York City time, on July 20, 2020, unless extended
Expiration Time	5:00 P.M., New York City time, on July 20, 2020, unless the Offer is extended or earlier terminated
Expected Settlement Date	July 21, 2020 (the first business day after the Expiration Time)
Expected Guaranteed Delivery Date	5:00 P.M., New York City time, on July 22, 2020 (the second business day after the Expiration Time)
Expected Guaranteed Delivery Settlement Date	July 23, 2020 (the first business day after the Guaranteed Delivery Date and the third business day after the Expiration Time)

Holders must validly tender (and not validly withdraw) or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or before the Expiration Time (as defined below) in order to be eligible to receive the Tender Offer Consideration (as defined below). In addition, holders whose Notes are purchased in the Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date (as defined in the Offer to Purchase) for the Notes. The Company expects the Settlement Date to occur on July 21, 2020. Notes tendered by Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

The Offer will expire at 5:00 p.m., New York City time, on July 20, 2020 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company. The Notes tendered may be withdrawn at any time at or before the Expiration Time by following the procedures described in the Offer to Purchase.

The Company’s obligation to accept for purchase and to pay for Notes validly tendered and not validly withdrawn pursuant to the Offer is subject to the satisfaction or waiver, in the Company’s discretion, of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the Company’s receipt of aggregate net proceeds from an offering of new medium-term notes, on terms satisfactory to the Company. The complete terms and conditions of the Offer are set forth in the Offer Documents. Holders of the Notes are urged to read the Offer Documents carefully.

The applicable “Tender Offer Consideration” for each $1,000 principal amount of Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Offer will be determined in the manner described in the Offer Documents by reference to the fixed spread for the Notes specified in the table above plus the yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the table above at 2:00 p.m., New York City time, on July 20, 2020, unless extended.

The Company has retained D.F. King & Co, Inc. (“D.F. King”) as the tender agent and information agent for the Offer. The Company has retained J.P. Morgan Securities LLC as the dealer manager for the Offer and Citigroup Global Markets Inc. and Wells Fargo Securities are acting as co-dealer managers for the Offer.

Holders who would like additional copies of the Offer Documents may call or email the information agent, D.F. King toll-free at (800) 669-5550, collect at (212) 269-5550 or udr@dfking.com. Copies of the Offer to Purchase and the Notice of Guaranteed Delivery are also available at the following website: http://www.dfking.com/UDR. Questions regarding the terms of the Offer should be directed to J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-2042 (collect).

This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Notes. The Offer is being made solely pursuant to the Offer Documents. The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Company by J.P. Morgan Securities LLC, Citigroup Global Markets Inc. or Wells Fargo Securities or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements include, without limitation, statements regarding timing and consummation of the purchase of the Notes, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the purchase of Notes and the Company’s offering of notes and its intended use of proceeds. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the impact of the COVID-19 pandemic and measures intended to prevent its spread or address its effects, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning the availability of capital and the stability of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments and redevelopments, delays in completing lease-ups on schedule or at expected rent and occupancy levels, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning joint ventures and partnerships with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

About UDR, Inc.

UDR, Inc. (NYSE: UDR), an S&P 500 company, is a leading multifamily real estate investment trust with a demonstrated performance history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted U.S. markets. As of March 31, 2020, UDR owned or had an ownership position in 51,587 apartment homes including 878 homes under development. For over 47 years, UDR has delivered long-term value to shareholders, the best standard of service to residents and the highest quality experience for associates.

Contact: UDR, Inc.

Trent Trujillo

ttrujillo@udr.com

720-283-6135

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